Exhibit 991.

                           Union Bankshares, Inc.
---------------------------------------------------------------------------

                                June 30, 2003

                            Second Quarter Report

                                  Amex: UNB

                                                              July 30, 2003

Dear Shareholder:

The first six months of 2003 have passed by quickly and we are pleased to report to you our progress and results in a number of areas.

The merger of Citizens Savings Bank and Trust Company into Union Bank was completed on May 16, 2003 with very few "glitches" encountered.
Preparation, planning and teamwork paid off as the merger/computer conversion weekend went well. Many thanks to the staff for their diligence.

Your employees are all doing a great job and customer service has remained the focus of our efforts. Our goal of making as few merger-related changes as possible affecting customers appears to have been achieved as evidenced by their feedback.

The annual meeting was held on May 21st and the Board of Directors was reelected. Richard Sargent was elected Chairman by the directors and William Costa and Franklin Hovey were appointed directors of Union Bank. The St. Johnsbury advisory board (composed of the former Citizens Board) is active, meeting regularly to approve loans, discuss the market, and provide insight on the region.

On a more somber note, Joe Sherman, past president and director of Citizens Bank, passed away in late June. Joe served as president for 15 years and on the Board for almost 30 years, represented us in the Vermont legislature, and was well known in the Northeast Kingdom. His insight, friendship, and humor will be missed.

Earnings for the first six months increased 7.3% over 2002 despite one-time merger-related costs of $268,000. Interest rates remain near a 50-year low continuing the loan refinancing frenzy. Construction lending is also very strong again this summer. Depositors, however, are left with few options to provide an "acceptable" return. It will be interesting to see where rates eventually fall, but there is little room for them to decrease further.

On July 16th the Board of Directors declared both a $.30 cash dividend and a three for two stock split in the form of a 50% stock dividend. Record date for both is July 26 with the pre-split cash dividend to be paid July 30 and 50% stock dividend payment on August 8th. The Board believes the lower stock price per share and increased number of shares outstanding should help to make the stock accessible to a broader base of investors and further improve the stock's liquidity.

Enclosed is a dividend check or advice of deposit representing the $.30 cash dividend. Your new stock certificate representing the stock dividend will be mailed on August 8th.

Sincerely,

/s/ Richard C. Sargent                 /s/ Kenneth D. Gibbons

Richard C. Sargent                     Kenneth D. Gibbons
Chairman                               President & CEO

Consolidated Balance Sheets (unaudited)
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

                                                   June 30, 2003    June 30, 2002

ASSETS
Cash and Due from Banks                             $ 21,420,557    $ 14,341,256
Federal Funds Sold & Overnight Deposits                4,787,684       2,820,563
Interest Bearing Deposits in Banks                     4,533,570       3,726,459
Securities Available-for-Sale                         37,678,494      47,026,177
Federal Home Loan Bank Stock                           1,240,500       1,235,200
Loans Held for Sale                                   25,131,751      18,841,784
Loans, net                                           233,179,443     235,122,610
  Less: Reserve for Loan Losses                       (2,992,920)     (2,919,552)
Premises and Equipment, net                            4,554,136       4,806,186
Other Real Estate Owned                                  119,345       1,255,876
Accrued Interest & Other Assets                        6,291,616       7,070,941
                                                    ------------    ------------
      Total Assets                                  $335,944,176    $333,327,500
                                                    ============    ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Non-interest Bearing Deposits                       $ 40,628,631    $ 36,488,825
Interest Bearing Deposits                            243,643,603     242,579,765
Borrowed Funds                                         8,039,202      12,755,749
Accrued Interest & Other Liabilities                   3,441,554       3,642,451
Common Stock                                           6,542,778       6,536,378
Paid-in Capital                                          329,453         277,254
Retained Earnings                                     33,956,503      32,185,982
Accumulated Other Comprehensive Income                 1,084,383         583,027
Treasury Stock at Cost                                (1,721,931)     (1,721,931)
                                                    ------------    ------------
      Total Liabilities and Stockholders' Equity    $335,944,176    $333,327,500
                                                    ============    ============


Standby Letters of Credit were $1,184,000 and $1,045,000 at June 30, 2003 and 2002 respectively.
==========================================================================

Consolidated Statements of Income (unaudited)
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

                                    6/30/03       6/30/02        6/30/03        6/30/02
                                       (3 months ended)             (6 months ended)

Interest Income                    $5,108,983    $5,530,251    $10,249,997    $11,065,996
Interest Expense                    1,111,501     1,593,600      2,310,780      3,348,561
                                   ----------    ----------    -----------    -----------
  Net Interest Income               3,997,482     3,936,651      7,939,217      7,717,435
Less: Provision for Loan Losses        42,000       105,000         84,000        195,000
                                   ----------    ----------    -----------    -----------
  Net Interest Income after
   Provision for Loan Losses        3,955,482     3,831,651      7,855,217      7,522,435

Trust Income                           41,945        48,081         80,450        115,578
Other Income                          734,220       643,447      1,563,880      1,301,995
Other Operating Expenses:
  Salaries & Wages                  1,350,330     1,275,629      2,762,628      2,535,950
  Pension & Employee Benefits         465,339       393,284        887,162        781,000
  Occupancy expense, net              169,295       167,665        357,026        327,316
  Equipment expense                   215,851       216,058        447,273        415,618
  Other expense                       877,117       993,256      1,667,757      1,773,116
                                   ----------    ----------    -----------    -----------

Total                               3,077,932     3,045,892      6,121,846      5,833,000
                                   ----------    ----------    -----------    -----------
Net Income before Taxes             1,653,715     1,477,287      3,377,701      3,107,008
Income Tax Expense                    464,985       393,806        960,213        854,513
                                   ----------    ----------    -----------    -----------
Net Income                          1,188,730     1,083,481      2,417,488      2,252,495
                                   ==========    ==========    ===========    ===========

Earnings per Share                      $0.39         $0.35          $0.80          $0.74
Book value per Share                                                $13.26         $12.50

                                DIRECTORS OF
                           UNION BANKSHARES, INC.
                               and UNION BANK

                        Richard C. Sargent, Chairman
                              Cynthia D. Borck
                            William T. Costa, Jr.
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                              Richard C. Marron
                              Robert P. Rollins
                               W. Arlen Smith
                                John H. Steel

                                 OFFICERS OF
                           UNION BANKSHARES, INC.

             Richard C. Sargent                         Chairman
             Cynthia D. Borck                     Vice President
             Kenneth D. Gibbons                  President & CEO
             Marsha A. Mongeon          Vice President/Treasurer
             Robert P. Rollins                         Secretary
             JoAnn A. Tallman                Assistant Secretary

                            CITIZEN BANK DIVISION
                               ADVISORY BOARD

                              Cynthia D. Borck
                            J.R. Alexis Clouatre
                            William T. Costa, Jr.
                               Dwight A. Davis
                             Kenneth D. Gibbons
                            Franklin G. Hovey II

                             Express Telebanking
                               (802) 888-6448
                               (800) 748-1018
                               (800) 583-2869

                              Internet Banking
                             www.unionbankvt.com

                           OFFICERS OF UNION BANK
Wanda L. Allaire         Assistant Vice President             Northgate Plaza
Rhonda L. Bennett        Vice President                           Morrisville
Cynthia D. Borck         Executive Vice President                 Morrisville
Stacey L.B. Chase        Assistant Treasurer                      Morrisville
Alice H. Claflin         Trust Officer                          St. Johnsbury
Jeffrey G. Coslett       Assistant Vice President                 Morrisville
Shawn M. Davis           Commercial Loan Officer                  Morrisville
Fern C. Farmer           Assistant Vice President                 Morrisville
Patsy S. French          Assistant Vice President              Jeffersonville
Karen C. Gammell         Assistant Treasurer                      Lyndonville
Kenneth D. Gibbons       President & CEO                          Morrisville
Claire A. Hindes         Assistant Vice President                 Morrisville
Patricia N. Hogan        Vice President                           Morrisville
Tracey D. Holbrook       Vice President                         St. Johnsbury
Lynne P. Jewett          Assistant Treasurer                      Morrisville
Peter R. Jones           Vice President                           Morrisville
Stephen H. Kendall       Assistant Vice President                     Fairfax
Susan O. Laferriere      Vice President                         St. Johnsbury
Margaret S. Lambert      Assistant Vice President             Northgate Plaza
Dennis J. Lamothe        Vice President                         St. Johnsbury
Susan F. Lassiter        Assistant Vice President              Jeffersonville
Phillip L. Martin        Assistant Vice President                       Stowe
Marsha A. Mongeon        Senior Vice President/Treasurer          Morrisville
Freda T. Moody           Assistant Vice President                 Morrisville
Richard N. Morrison      Assistant Vice President                 Morrisville
Mildred R. Nelson        Assistant Vice President                   Littleton
Barbara A. Olden         Assistant Vice President             Green Mtn. Mall
Deborah J. Partlow       Trust Officer                            Morrisville
Colleen D. Putvain       Assistant Treasurer                      Morrisville
Robert P. Rollins        Secretary                                Morrisville
Ruth P. Schwartz         Vice President                              Hardwick
Larry D. Sharer          Regional Vice President                St. Johnsbury
Robyn A. Sheltra         Assistant Treasurer                            Stowe
David S. Silverman       Senior Vice President                    Morrisville
Sara J. Small            Assistant Treasurer                      Morrisville
JoAnn A. Tallman         Assistant Secretary                      Morrisville
Tracy R. Verge           Assistant Treasurer                    St. Johnsbury
Francis E. Welch         Assistant Vice President                 Morrisville
Craig S. Wiltshire       Vice President                           Morrisville

                                 SHAREHOLDER
                                 ASSISTANCE
                                     AND
                            INVESTOR INFORMATION

                   If you need assistance with a change in
                registration of certificates, reporting lost
                certificates, non-receipt or loss of dividend
                   checks, information about the Company,
                 or to receive copies of financial reports,
                    please contact us at the address and
                         phone number listed below:

                 Corporate Name:    Union Bankshares, Inc.
                 Transfer Agent:    Union Bank
                                    P.O. Box 667
                                    Morrisville, VT
                                    05661-0667

                          Phone:    802-888-6600
                            Fax:    802-888-4921
                          Email:    ubexec@unionbankvt.com
               Internet Banking:    www.unionbankvt.com

                 American Stock
                Exchange Ticker
                         Symbol:    UNB

                             UNION BANK OFFICES

           Morrisville                                   Hardwick
      20 Lower Main Street*                          103 VT Route 15*
          (802) 888-6600                              (802) 472-8100

        Northgate Plaza*                                  Johnson
           Route 100                              198 Lower Main Street*
         (802) 888-6860                               (802) 635-6600

              Stowe                                   Jeffersonville
         Stowe Village*                               80 Main Street*
         47 Park Street                               (802) 644-6600
         (802) 253-6600

            Fairfax                                      Hyde Park
           Route 104*                                 250 Main Street
         (802) 849-2600                               (802) 888-6880

                            Littleton Loan Center
                               241 Main Street
                                Littleton, NH
                               (603) 444-7136

                           CITIZENS BANK DIVISION
        St. Johnsbury                                   Lyndonville
     364 Railroad Street*                            183 Depot Street*
         (802) 748-3131                               (802) 626-3100

     325 Portland Street*                          St. Johnsbury Center
        (802) 748-3121                             Green Mountain Mall*
                                                    1998 Memorial Drive
                                                      (802) 748-2454

                         *  ATM's at these branches

                              Remote ATM's at:

      Smugglers' Notch Resort (2)                 Taft Corners, Williston
         Johnson State College                         Ben & Jerry's
            Copley Hospital                         Stowe Mountain Road
         Cold Hollow Cider Mill                    East Burke, Route 114
           Trapp Family Lodge                        Danville, Route 2
       Stowe Mountain Resort (3)                  Burke Mountain Ski Area
               Big John's                             The Elmore Store
        Riverside Store, Jericho


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